CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Philip K. Polkinghorn, President of The Phoenix Edge Series Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 2, 2010                /s/ Philip K. Polkinghorn
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                                          Philip K. Polkinghorn, President
                                          (principal executive officer)


I, W. Patrick Bradley, Senior Vice President, Chief Financial Officer, Treasurer
and  Principal   Accounting  Officer  of  The  Phoenix  Edge  Series  Fund  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 2, 2010                /s/ W. Patrick Bradley
         -----------------                --------------------------------------
                                          W. Patrick Bradley, Senior Vice
                                          President, Chief Financial Officer,
                                          Treasurer and Principal Accounting
                                          Officer
                                          (principal financial officer)